QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2004

iSTAR FINANCIAL INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-15371 (Commission File Number)	95-6881527 (IRS Employer Identification Number)
1114 Avenue of the Americas, 27th Floor New York, New York (Address of principal executive offices)		10036 (Zip Code)

Registrant's telephone number, including area code:
 (212) 930-9400

Not applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

        iStar Financial Inc. (the "Company") is revising its historical financial statements in connection with its application of Statement of Financial Accounting Standards No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS No. 144") to certain transactions. During 2004, the Company sold certain properties and classified others as held for sale. In compliance with SFAS No. 144, the Company has reported revenues and expenses from these properties as income from discontinued operations for each period presented in its quarterly report on Form 10-Q for the quarter ended September 30, 2004 (including the comparable periods of the prior year). This Current Report on Form 8-K updates Items 6, 7 and 8 of the Company's Form 10-K for the fiscal year ended December 31, 2003, and Items 1 and 2 of the Company's Forms 10-Q for the quarterly periods ended March 31, 2004 and June 30, 2004 to reclassify the reported revenues and expenses from these properties as income from discontinued operations in its financial statements for each of the periods presented even though those financial statements relate to a period prior to the transactions giving rise to the reclassification. The Company is required to update its historical audited financial statements in the manner set forth in this Current Report because the financial statements are to be incorporated by reference in registration statements filed under the Securities Act of 1933, as amended. All other items of the Form 10-K and Forms 10-Q remain unchanged.

        These reclassifications as discontinued operations have no effect on the Company's reported net income available to common shareholders and HPU holders as reported in prior SEC filings. Instead, they present the revenues and expenses relating to properties sold and held for sale as a single line item titled "Income from discontinued operations," rather than presenting the revenues and expenses along with the Company's other results of operations.

        Following each set of these revised financial statements is an updated management's discussion and analysis of financial condition and the results of operations of the Company for the periods presented, which the Company believes may be helpful to the investor in reviewing these restated financial statements.

        For the Company's most recent information concerning its financial condition and results of operations (through the third quarter of 2004), please see the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004, which is on file with the SEC.

2

Item 9.01. Financial Statements and Exhibits

(c)
Exhibits.

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Selected Financial Data.
99.2	Financial Statements (including Management's Discussion and Analysis of Financial Condition and Results of Operations).
99.3	Computation of Ratio of EBITDA to interest expense.
99.4	Computation of Ratio of EBITDA to combined fixed charges.
99.5	Computation of Ratio of Earnings to fixed charges and Earnings to fixed charges and preferred stock dividends.

3

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iSTAR FINANCIAL INC. Registrant
Date: December 10, 2004	By:	/s/ JAY SUGARMAN Jay Sugarman Chairman of the Board of Directors and Chief Executive Officer

4

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Selected Financial Data.
99.2	Financial Statements (including Management's Discussion and Analysis of Financial Condition and Results of Operations).
99.3	Computation of Ratio of EBITDA to interest expense.
99.4	Computation of Ratio of EBITDA to combined fixed charges.
99.5	Computation of Ratio of Earnings to fixed charges and Earnings to fixed charges and preferred stock dividends.

QuickLinks

  Item 8.01. Other Events
  Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX